UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

SteadyMed Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36889	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Oppenheimer Street
Rehovot 7670105, Israel

(Address of principal executive offices, including zip code)

925-272-4999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 29, 2016, SteadyMed Ltd. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with certain participants as identified below (the “Participants”), pursuant to which the Company agreed to issue and sell to the Participants for an aggregate price of up to approximately $32,000,000 the following securities (the “Private Placement”): (i) in the initial tranche, an aggregate of 6,554,016 ordinary shares of the Company, nominal value NIS $0.01 per share (the “Initial Closing Shares”), and warrants (the “Warrants”) to purchase up to 6,554,016 additional ordinary shares of the Company (the “Warrant Shares”), for an aggregate purchase price of $21,333,322, or $3.13 per Initial Closing Share and $0.125 per Warrant Share (the “Initial Closing”) and (ii) in the second tranche, an aggregate of up to approximately $10,666,661 of ordinary shares of the Company (the “Second Closing Shares,” and together with the Initial Closing Shares, the “Shares”) at a purchase price equal to the higher of (i) $3.13 or (ii) the average closing price of the Company’s ordinary shares on The NASDAQ Stock Market LLC over the 30 trading days immediately preceding the closing date of the second tranche (the “Second Closing,” and together with the Initial Closing, the “Closings”). The Second Closing will occur at the election of the Company following achievement by the Company of certain milestones related to its lead drug product candidate Trevyent. The Warrants will have a per share exercise price of $3.5995 and a five year term.

The Company retained JMP Securities LLC as lead placement agent, and, H. C. Wainwright & Co. and Ladenburg Thalmann Financial Services Inc. as co-placement agents and agreed to pay the placement agents an aggregate fee equal to up to 7% of the gross proceeds from the Private Placement plus the reimbursement of certain expenses. The Company intends to use the proceeds from the Private Placement to fund research and development, including the development and, if approved, commercialization of the Company’s lead product candidate Trevyent and other product candidates.

The Participants consist of entities affiliated with OrbiMed, Federated Investors, Inc. and Deerfield Management and others as set forth in the signature pages of the Subscription Agreement. The Initial Closing is expected to occur on or about August 3, 2016, subject to the satisfaction or waiver of certain closing conditions specified in the Subscription Agreement.

The securities to be issued by the Company pursuant to the Subscription Agreement and upon exercise of the Warrants (collectively, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Act and by Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission (the “SEC”), and in reliance on similar exemptions under applicable state laws.

Pursuant to the Subscription Agreement, the Company will agree to file a registration statement with the SEC covering resales of the Shares and Warrant Shares by the Purchasers no later than thirty (30) days following the date of each Closing, and to use its reasonable best efforts to have such registration statement declared effective as soon as practicable. The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares. The Company will be required to pay certain liquidated damages if it does not meet certain obligations with respect to the registration of the Shares and Warrant Shares.

The foregoing descriptions of the Subscription Agreement and the Warrants are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement (and the form of Warrant attached thereto) filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated herein for this Item 3.02.

Item 8.01.  Other Events.

On July 29, 2016, the Company issued a press release titled “SteadyMed Raises up to $32 Million in Private Placement.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Subscription Agreement, dated July 29, 2016, by and among SteadyMed Ltd. and Participants defined therein
99.1	Press Release, dated July 29, 2016

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, all statements relating to the anticipated closing of the Private Placement and the transactions contemplated thereby. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions, whether SteadyMed will be able to consummate the Private Placement and the satisfaction of closing conditions related to the Private Placement. There can be no assurance that SteadyMed will be able to complete the Private Placement on the terms described herein or in a timely manner, if at all. Regardless of whether the Private Placement is consummated, SteadyMed will continue to need additional funding and may be unable to raise capital when needed, which would force SteadyMed to delay, reduce or eliminate its product candidate development programs and potentially cease operations. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K. The Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2016 contains under the heading, “Risk Factors”, a more comprehensive description of these and other risks to which SteadyMed is subject. SteadyMed expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADYMED LTD.

	By:	/s/ Jonathan Rigby
Date: July 29, 2016		Jonathan Rigby
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Subscription Agreement, dated July 29, 2016, by and among SteadyMed Ltd. and Participants defined therein
99.1	Press Release, dated July 29, 2016